                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 06, 2006

                            2-TRACK GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                   333-89208               41-2036671
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                Number)           Identification Number)

               35 Argo House, Kilburn Park Road, London, U.K. NW6 5LF

              (Address of principal executive offices) (zip code)

                                 011-44-20-7644-0472

              (Registrant's telephone number, including area code)

                                   Copies to:
                                Roger Linn, Esq.
                       WEINTRAUB GENSHLEA CHEDIAK SPROUL
                           400 Capitol Mall, 11th Floor
                              Sacramento, CA 95814

                                  (916) 558-6064
                                  (916) 446-1611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into s Material Definitive Agreement.

      2-Track Ltd., a U.K. subsidiary of 2-Track Global Inc., entered into an agreement with ChengHolin Technology ("ChengHolin") in Taiwan that both companies will collaborate to further develop the PRISMS technology by developing a solution for tracking primarily company's personnel and assets, known as "pTrac".

In return for ChengHolin agreeing to make available its pTrac source code including but not limited to every relevant information and agreeing to pay
2-Track $15,000 and extra laboratory test cost, 2-Track has agreed to design, develop and test Firmware and ChengHolin has agreed to design hardware, test and manufacture prototypes of the product.

All existing IP is and shall remain the exclusive property of the party owning
it. Where necessary, ChengHolin will grant to 2-Track all necessary rights and licences in respect of ChengHolin's existing IP, on a non-exclusive and royalty free basis, so as to enable 2-Track to commercially exploit any resulting product.

A firmware and any new IP arising from it during the term shall be owned by
ChengHolin. Where new IP arises both parties agree to use their best commercial endeavours to promptly take all steps as are necessary to protect such new IP and ensure that such new IP is in ChengHolin and ChengHolin will grant unlimited use of IP to 2-Track to modify or to develop product.

A party may terminate this agreement forthwith at any time if either party breaches of their obligations.

The Company's press release dated January 11, 2006 announcing the above agreement is attached here as Exhibit 99.13 to this Current Report on Form
8-K

Exhibit
Number                                    Description
--------------------------------------------------------------------------------

99.13              Press Release - Agreement between 2-Track Ltd. and
                  Cheng Holin Technology

    January 11, 2006--2-Track Global Inc (TOTG.OB) today announced that it had secured a contract with ChengHolin Technologies for the design and commercialisation of the company's firmware for the next generation
pTrac products. 2-Track is already in close co-operation with ChengHolin and the contract strengthens commercial relations between the two companies.
Under the terms of the arrangement, 2-Track received a development fee and will share the IP (Intellectual Property).

                                       1

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              2-Track Global, Inc.

Dated: January 11, 2006                       By: /s/ Mike Jung
                                                  ------------------------------
                                                  Name:  Mike Jung
                                                  Title: Chief Executive Officer